VALIC COMPANY II

Supplement dated October 12, 2004
to
Prospectus dated January 1, 2004

You are receiving this supplement because you own a variable annuity or variable life insurance policy or are a participant in an employer-sponsored retirement plan offering investment options that are VALIC Company II funds.

General. All references to the International Growth II Fund shall be changed to reflect the Fund's new name, the International Small Cap Equity Fund.

Page 14, International Small Cap Equity Fund, Fact Sheet

Investment Adviser. Delete the current investment sub-adviser and replace with AIG Global Investment Corp. ("AIGGIC").

Investment Objective. Delete the current investment objective and replace with the following:

The Fund seeks to provide long-term capital appreciation through equity and equity-related investments in small capitalization companies outside the United States.

Investment Strategy. Delete the current investment strategy and replace with the following:

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity and equity-related securities of small cap companies throughout the world, excluding the United States. The definition of a "small cap company" is dependent on the size of the market. The sub-adviser will determine company size on a country-specific basis. The Fund will invest primarily in small cap companies whose capitalization, at the time of purchase, does not exceed US $3.5 billion.

The Fund is not limited in the amount it invests in any one country. The sub-adviser will try to select a wide range of industries and companies. Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in such countries by investing in investment companies which are authorized to invest in such countries.

Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities, depositary receipts and privately placed securities.

Under normal market conditions, the Fund may also invest up to 20% of its net assets in debt securities rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality. Fixed income securities may be denominated in various currencies; however, no more than 20% of the Fund's net assets will be invested in fixed income securities denominated in a currency other than the U.S. dollar or invested in fixed income securities issued by a single foreign government or international organization, such as the World Bank.

Investment Risk. Add the following risks to the current disclosure:

Credit Risk. Investing in fixed-income securities involves the risk that the issuer of the fixed income securities owned by the Fund may be unable to make interest or principal payments.

Interest Rate Risk. Investing in fixed income securities involves the risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed-income securities.

Small Company Risk. Investing in small companies involves greater risk than is customarily associated with larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Page 14, Performance Information. Delete the second paragraph and replace with the following:

AIGGIC assumed sub-advisory duties on October 11, 2004. The Fund was sub-advised by Putnam Investment Management, LLC from January 1, 2002 through October 8, 2004. From July 24, 2000 through December 31, 2001, the Fund was sub-advised by Thompson, Siegel & Walmsley, Inc. From inception to July 24, 2000, the Fund was sub-advised by Jacobs Asset Management Inc.

Page 15, Performance Information. Delete the second paragraph of "Performance Information" and replace with the following:

Effective October 11, 2004, the Fund will transition its benchmark from the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index to the EAFE Small Cap Index. The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index and the EAFE Small Cap Index.

Delete the performance table and replace with the following:

As of December 31, 2002 International Small Cap Equity Fund EAFE Index EAFE Small Cap Index	1 Year -17.41% -15.94% -9.58%	Since Inception (9/21/1998) -0.36% -3.27%(1) -1.44%(1)

  Reflects returns from 10/1/98 to 12/31/02; benchmark value is only published at the end of the month.

The EAFE Index is comprised of the 21 Morgan Stanley International country indices and measures the performance of approximately 1,000 large-cap stocks. The EAFE Small Cap Index is made up of 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country in the EAFE Index. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of US $200-1,500 million. No sales charges have been applied to either of the indices, and an investor cannot invest directly in them.

Pages 54 & 56, About the Series Company Management. Delete references to Putnam Investment Management LLC.

Page 54, About the Series Company Management, AIGGIC. Add the "International Small Cap Equity Fund" to the list of funds that AIGGIC serves as sub-adviser. In addition, add the following disclosure regarding AIGGIC's management of the International Small Cap Equity Fund:

Investment decisions for the International Small Cap Equity Fund are made by a team headed by Hans Danielsson. Mr. Danielsson is the Senior Managing Director of AIGGIC and is responsible for directing the investment approach of all equity investment activities worldwide. He joined AIGGIC in 1998 and developed the firm's philosophy and process for equity investing globally.

Date: October 12, 2004

VL 10832-E 10/04